UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2003

FLEETBOSTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

RHODE ISLAND

(State or other jurisdiction of incorporation)

1-6366	05-0341324

(Commission File Number)	(IRS Employer Identification No.)

100 Federal Street, Boston, MA	02110

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:         617-434-2200

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On April 14, 2003, FleetBoston Financial Corporation (FleetBoston) issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of that press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated April 14, 2003 announcing first quarter 2003 earnings.

Exhibit 99.2	Supplemental financial information prepared for use on April 14, 2003 in connection with first quarter 2003 earnings.

Item 9. Regulation FD Disclosure.

The information included in this Item is provided under Item 12 of Form 8-K.

The information provided above in response to Item 5 of this report is incorporated by reference herein. In addition, on April 14, 2003, FleetBoston held a telephonic investor conference call and simultaneous audio webcast to discuss its earnings for the first quarter of 2003. The supplemental financial information prepared for use during this conference call and webcast is furnished as Exhibit 99.2 to this report and is incorporated by reference herein. In accordance with FleetBoston’s previously established practice, both the press release announcing first quarter 2003 earnings and the supplemental financial information have been posted on the investor relations section of FleetBoston’s website at www.fleet.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

FLEETBOSTON FINANCIAL CORPORATION

By:	/s/ Ernest L. Puschaver

Ernest L. Puschaver Chief Accounting Officer

Dated: April 14, 2003